EXHIBIT 10 (b)
RULE 30a-2(b) CERTIFICATION

In connection with this report on Form N-CSR for the registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as applicable; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:          /s/ BRIAN T. ZINO
Brian T. Zino
Chief Executive Officer

Date:       December 2, 2003

By:          /s/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Chief Financial Officer

Date:       December 2, 2003